SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 30, 1999


                            UNUMPROVIDENT CORPORATION
             (Exact name of registrant as specified in its charter)



         DELAWARE                     1-11834              62-1598430
(State or other jurisdiction        (Commission           (IRS Employer
     of incorporation)              File Number)          Identification No.)





     2211 Congress Street
     Portland, Maine                                             04122
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (207) 770-2211



                            Provident Companies, Inc.
                                1 Fountain Square
                          Chattanooga, Tennessee 37402

          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         On June 30, 1999, UNUMProvident Corporation (formerly Provident Companies, Inc. ("Provident")), a Delaware corporation ("UNUMProvident"), announced the consummation of the merger contemplated by the Agreement and Plan of Merger, dated as of November 22, 1998, as amended as of May 25, 1999, between UNUM Corporation, a Delaware corporation ("UNUM") and Provident, pursuant to which UNUM was merged (the "Merger") with and into Provident, with Provident as the surviving corporation in the Merger. In connection with the merger, Provident changed its name to "UNUMProvident Corporation."

         The preceding is qualified in its entirety by reference to a press release, the text of which is attached hereto as an Exhibit and is incorporated herein by reference.

Item 7.  Exhibits.

99.1 Text of Press Release, dated June 30, 1999, issued by UNUMProvident Corporation.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    UNUMProvident Corporation


                                    By:    /s/ F. Dean Copeland
                                           -------------------------
                                    Name:  F. Dean Copeland
                                    Title: Executive Vice President-
                                           Legal and Administrative



Date: June 30, 1999



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